Exhibit 10.8

1:20:pm	Charys Holding Company Inc.
06/19/08	A/P Aging Summary
As of May 31, 2008

	Current	1 -30	31 -60	61 -90	>90		TOTAL
Accountants One, Inc	4.318.00	14.520.50	0.00	0.00	0.00		18,838 50
American Capital Ventures	0.00	0.00	0.00	5,000.00	0.00		5,000.00
AT&T	1.410.09	-1,893.89	0.00	0.00	0.00		-483.80
Blue Cross Blue Shield of GA	0.00	5,127.69	0.00	0.00	0.00		5.127.69
Canawilt, Inc.	0.00	0.00	0.00	0.00	24.843.31		24,843.31
Cbeyond Communications	1.102.61	0.00	0 00	0.00	0.00		1,102.61
Condon & Forsyth LLP	0.00	2.911.84	1,309.94	0.00	0.00		4,221.78
Crystal Springs	91.93	0.00	0.00	0.00	0.00		91.93
David Gergacz	2,000.00	0.00	0.00	0.00	0.00		2,000.00
Dennis Hayes	7.172.70	0.00	0.00	0.00	0.00		7,172.70
DHL express	84.35	0.00	0.00	577.95	0.00		662.30
EDGAR Filings	3,077.00	1.731.20	0.00	0.00	0.00		4,808.20
Fidelity Transfer Co.	0.00	68.64	0.00	1.773.26	0.00		1,841.90
FirstPro	10,022.29	47,188.64	0.00	0.00	0.00		57,210.93
Glast, Phillips, & Murray	0.00	20,627.42	0.00	0.00	0.00		20,627.42
Inter-Tel Inc.	0.00	1,421.48	0.00	0.00	0.00		1,421 48
John E. Jordan	1.000.00	0.00	0.00	0.00	0.00		1,000.00
Kurtzman Carson Consultants	83.474.91	0.00	0.00	0.00	0.00		83,474.91
Lewis Brisois Bisgaard & Smith LLP	1.185.75	0.00	0.00	105.25	0.00		1,291.00
Market Street Partners. LLC	0.00	0.00	0.00	11,307.20	0.00		11,307.20
MH Data Services	2.950 00	1,976.15	0.00	000	0.00		4,926.15
Michael Brenner	43.834.40	-17,868.40	0.00	0.00	0.00		25,966 00
Michael Oyster	5.457.48	0.00	0.00	0.00	0.00		5,457.48
Mirador Consulting. Inc.	0.00	0.00	0.00	2.500.00	0.00		2.500.00
PCAOB	0.00	300.00	0.00	0.00	0.00		300.00
Raiford & Dixon LLC	0.00	36,096.82	0.00	0.00	0.00		36,096.82
Ray Smith	-164.05	0.00	0.00	0.00	0.00		-164.05
RemX Financial Staffing	0.00	0.00	0.00	962.98	0.00		962 98
Robert Thomson	229.14	0.00	0.00	0.00	0.00		229.14
SaveOnConferences.com	627.73	0.00	0.00	0.00	0.00		627.73
The Lincoln National Life Insurance Co.	39.00	0.00	0.00	0.00	0.00		39.00
Thomas Bosley	12,209 27	0.00	0.00	0.00	0.00		12,209.27
Troutman Sanders LLP	3.174.20	0.00	0 00	o.0o	0 00		3,174.20
TOTAL	183.296.80	112,208.09	1,309.94	22,226.64	24,843.31		343,884.78
*Deferred Payment	248443.31				<24843.31	>
	208,140.11				-0-

* not past due